EXHIBIT 10(p)

AMENDMENT

TO

EXCESS BENEFIT PLAN

THIS AMENDMENT is adopted this 19th day of July , 2005 by ESB FINANCIAL CORPORATION (formerly known as “PennFirst Bancorp, Inc.” and hereinafter simply referred to as “ESB”).

RECITALS:

WHEREAS, ESB is the sponsor of the ESB Financial Corporation Excess Benefit Plan (formerly known as the “PennFirst Bancorp, Inc. Excess Benefit Plan” and hereinafter simply referred to as the “Plan”); and

WHEREAS, the Plan provides for the payment of certain deferred compensation to the participants in the Plan, subject to the terms and conditions set forth in the Plan; and

WHEREAS, Section 409A of the Internal Revenue Code (added to the Code by the American Jobs Creation Act of 2004) and IRS Notice 2005-1 contain new rules governing the taxation of nonqualified deferred compensation arrangements, generally effective January 1, 2005; and

WHEREAS, Q. & A. 19 in IRS Notice 2005-1 permits parties to amend existing deferred compensation arrangements during 2005 in order to conform to the provisions of Section 409A; and

WHEREAS, ESB now wishes to amend the Plan in order to achieve compliance with Section 409A, in accordance with Q. & A. 19 in IRS Notice 2005-1.

NOW, THEREFORE, ESB, intending to be legally bound, hereby amends the Plan, effective January 1, 2005, as follows:

FIRST: The following new language is hereby added to Section 5.02 of the Plan:

“Notwithstanding any other provision in this Plan, all amounts held in the Plan attributable to Supplemental Matching Contributions and Supplemental ESOP Allocations credited to the account of a Participant after December 31, 2004 will be distributed to the Participant or the Participant’s beneficiary as soon as administratively feasible after the earlier of:

(a) the date of the Participant’s death, or

(b) the date which is six months after the date of the Participant’s termination of employment with the Company for any reason other the Participant’s death.”

SECOND: In all other respects, the Plan is hereby ratified and confirmed.

INTENDING TO BE LEGALLY BOUND HEREBY, ESB has signed below as of the day first above written.

ATTEST:	ESB FINANCIAL CORPORATION:

/s/ Frank D. Martz	By	/s/ Charlotte A. Zuschlag
Frank D. Martz, Secretary		Charlotte A. Zuschlag, President